Summary Prospectus	February 1, 2025
AMG Systematica Managed Futures Strategy Fund

Class N: SMFNX	Class I: SMFIX	Class Z: SMFZX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://wealth.amg.com/literature. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated February 1, 2025, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
AMG Systematica Managed Futures Strategy Fund (the “Fund”) seeks absolute returns.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee[1]	1.20%	1.20%	1.20%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[2]	3.86%	3.81%	3.71%
Total Annual Fund Operating Expenses	5.31%	5.01%	4.91%
Fee Waiver and Expense Reimbursements[3,4]	(3.81)%	(3.81)%	(3.81)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[3,4]	1.50%	1.20%	1.10%
1Includes management fee payable to AMG Funds LLC (the “Investment Manager”) by the Fund’s wholly-owned subsidiary. The management fee paid by the Fund to the Investment Manager is reduced by an amount equal to the management fee the Investment Manager receives from the subsidiary under the management contract between the Investment Manager and the subsidiary.
2Because the Fund is new, “Other Expenses” are based on estimates for the Fund’s first full fiscal year.
3The Investment Manager has contractually agreed, through at least February 1, 2026, to waive management fees and/or pay or reimburse the Fund’s and/or the subsidiary’s expenses in order to limit the aggregate of the Fund’s total annual operating expenses and the subsidiary’s total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) to the annual rate of 1.40% of the aggregate average daily net assets attributable to the Fund and the subsidiary (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund and the subsidiary in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund or the subsidiary, provided that such repayment would not cause the aggregate of the Fund’s total annual operating expenses and the subsidiary’s total annual operating expenses (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund or the subsidiary. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
4The Investment Manager has contractually agreed, through February 1, 2026, to waive the management fee payable by each of the Fund and the Fund’s wholly-owned subsidiary by 0.30%, from 1.20% to 0.90%. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The first year of each amount shown in the Example reflects the Fund’s contractual expense limitations through February 1, 2026. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years
Class N	$153	$1,249
Class I	$122	$1,163
Class Z	$112	$1,134
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the Fund’s initial fiscal period (May 1, 2024 through September 30, 2024), the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

SUM102-0225

AMG Systematica Managed Futures Strategy Fund SUMMARY PROSPECTUS

Principal Investment Strategies
The Fund uses a “trend following” strategy that seeks to algorithmically identify and profit from movements in markets relating to momentum or trends. The Systematica Group, which manages the Fund, believes that these trends exist because of market inefficiencies and are primarily due to investor behavior and the way in which information is disseminated across the broad investor universe.
The Systematica Group consists of Systematica Investments Limited, acting as general partner of Systematica Investments LP, the subadviser to the Fund (“Systematica” or the “Subadviser”), and Systematica Investments GP Limited, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (each a sub-subadviser to the Fund and collectively with Systematica, the “Systematica Group”).
The Fund generally seeks to gain exposure to major asset classes, such as fixed income, equities, currencies and commodities, by investing in derivative instruments. The Fund’s exposures to markets within an asset class, and the extent of its exposure to a particular asset class, will vary based on its trend following strategy. Exposures within an asset class may include any subset of the asset class, such as geographic region, industry, market capitalization, credit quality, underlying asset or other measure of value, and any other subset of the applicable asset class. The Fund may have investment exposure to foreign securities, including emerging market securities.
The Fund attempts to identify trends over multiple time horizons for each market traded. The time horizons used by the Fund to identify trends typically range from a few days to a few months, and are combined to produce an aggregate forecast for each applicable market. In each case, the model used to manage the Fund seeks to forecast returns for the applicable market in order to identify the position the Fund should take. Position decisions are made on a systematic basis using quantitative analysis based on algorithms overseen by the Systematica Group.
Generally, the Fund gains exposure to asset classes by investing in futures contracts and forwards, including, but not limited to, commodity futures, currencies, currency forwards, equity index futures, bond futures and interest rate futures. Derivative instruments may be exchange-traded or over-the-counter. The Fund may take either a long or a short position in a given market, and will typically take a long position in a market that is viewed as being in an up trend and will typically take a short position in a market that is viewed as being in a down trend. The Fund may also retain amounts in cash or cash equivalents, including U.S. government securities and money market and similar funds, as collateral for the derivatives positions the Fund takes, pending reinvestment or to the extent consistent with the Fund’s investment objective. The Fund seeks absolute returns, meaning it seeks positive returns over time that are not intended to be correlated to the returns of a particular asset class, market index or benchmark during that time period.
The Fund intends to make investments directly and through its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands (the “Subsidiary”), and may invest up to 25% of its total assets (measured at the time of investment)
in the Subsidiary. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. The Systematica Group also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, however, the Fund and the Subsidiary will comply with Rule 18f-4 under the Investment Company Act of 1940, as amended, on a consolidated basis with respect to investments by the Subsidiary in derivatives.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. By investing in the Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. References to investments of the Fund and risks of investing in the Fund include underlying investments of the Subsidiary and risks associated therewith.
Analytical Model Risk —the Fund’s investment strategy depends upon the reliability, accuracy and analyses on systematic trading models, which are analytical models. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the models (including, but not limited to, input or design issues, software issues and other technological issues). There is no guarantee that the Systematica Group’s use of these models will result in effective investment decisions for the Fund. To the extent that such models (or the assumptions underlying them) contain an error, are input or designed incorrectly, or are incorrect or incomplete, the Fund may not perform as anticipated, which could result in substantial losses. All models ultimately depend upon the judgement of the investment team and the assumptions embedded in the models. To the extent that the judgment or assumptions are incorrect with respect to any investment, the Fund can suffer substantial losses. From time to time the Systematica Group may exercise discretion over trading orders. Such discretion may cause the Fund to incur losses or cause the Fund to forego profits which it may have otherwise earned had such discretion not been used.

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AMG Systematica Managed Futures Strategy Fund SUMMARY PROSPECTUS

The model’s computerized trading systems rely on the ability of the Systematica Group’s personnel to accurately process such systems’ outputs and to use the proper trading orders to execute the transactions called for by the systems. In addition, the model is highly dependent on the proper functioning of its internal computer systems. The Systematica Group systems are accordingly subject to human errors and any defects, failures, inaccuracies or interruptions of such systems could disrupt trading or make trading impossible until such failure is remedied. Any such failure, and consequential inability to trade, could cause the Fund to experience significant trading losses or to miss opportunities for profitable trading.
Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract (including over-the-counter counterparties as well as brokers and clearinghouses in respect of exchange-traded and/or cleared products) may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.
Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, liquidity risk, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Forward and Futures Contract Risk— the successful use of forward and futures contracts will depend upon the Systematica Group’s skill and experience with respect to such instruments and are subject to special risk considerations. Entering into forward or futures contracts involves all of the risks generally associated with entering into derivatives. However, the primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Systematica Group’s inability to predict correctly the direction of commodity and/or securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements, and it may have to sell at a time when it is disadvantageous to do so; (vii) the possibility that the Fund may be delayed or prevented from recovering margin or other amounts deposited with a counterparty (including a futures commission merchant or clearinghouse); (viii) the possibility that position or trading limits will preclude the Systematica Group from taking positions in certain futures contracts on behalf of the Fund; and (ix) the risks typically associated with foreign investments to the extent the Fund invests in derivatives traded on markets outside the United States.
Short Position Risk—the Fund will incur a loss from a short position if the value of the reference instrument increases after the time the Fund entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. A fund that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the fund does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Commodities Exposure Risk—exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Fund’s ability to invest in commodity-linked derivative instruments may be limited by the Fund’s intention to qualify as a regulated investment company, and could adversely affect the Fund’s ability to so qualify.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments.
Debt Securities Risk—the value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.

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AMG Systematica Managed Futures Strategy Fund SUMMARY PROSPECTUS

Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
Leverage Risk—borrowing and some derivative investments such as futures and forward commitment transactions may increase volatility and magnify smaller adverse market movements into relatively larger losses.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—the Systematica Group’s investment process, techniques and analyses may not achieve their desired results and the securities or other financial instruments selected for the Fund may result in returns that are inconsistent with the Fund's investment objective. In addition, in the event of the death, incapacity, departure, insolvency or withdrawal of any key individuals, the performance of the Fund may be adversely affected.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.
Subsidiary Risk—by investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute favorably to the Fund’s returns. The Subsidiary is not registered under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the
Fund, such as by reducing the Fund’s investment returns. The Fund’s ability to invest in the Subsidiary will potentially be limited by the Fund’s intention to qualify as a regulated investment company, and might adversely affect the Fund’s ability to so qualify.
Tax Risk— the Fund intends to elect to be treated and intends to qualify and to be eligible to be treated each taxable year as a “regulated investment company” accorded favorable tax treatment under the Internal Revenue Code. The Fund’s investments in commodities or commodity-related investments can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify.
U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.
Performance
This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, the bar chart and table are not shown. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Systematica Investments Limited, acting as general partner of Systematica Investments LP.
Each of Systematica Investments GP Limited, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (collectively, the “Systematica Permitted Delegates”) serve as a sub-subadviser to the Fund pursuant to a sub-subadvisory agreement with Systematica Investments Limited, acting as general partner of Systematica Investments LP.
Portfolio Managers
The portfolio managers listed below are employed by or associated with one or more members of the Systematica Group and have served as the portfolio managers jointly and primarily

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AMG Systematica Managed Futures Strategy Fund SUMMARY PROSPECTUS

responsible for the day-to-day management of the Fund since its inception in March 2024.
Leda Braga
Founder and Chief Executive Officer
Matthias Hagmann
Co-Chief Investment Officer and Product Manager
Jean-Pierre Selvatico
Co-Chief Investment Officer and Product Manager
Gregoire Dooms
Product Manager
Gueorgui Todorov
Product Manager
Jeppe Ladekarl
Product Manager
Gavin Lamont
Product Manager
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
*Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at wealth.amg.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is through an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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